UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Griffin Institutional Access Credit Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

 El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

 (310) 469.6100

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – December 31, 2018

Item 1. Reports to Stockholders.

Table of Contents

Shareholder Letter	1
Portfolio Update	9
Consolidated Schedule of Investments	11
Consolidated Statement of Assets and Liabilities	22
Consolidated Statement of Operations	23
Consolidated Statements of Changes in Net Assets	24
Consolidated Statement of Cash Flows	26
Consolidated Financial Highlights	27
Notes to Consolidated Financial Statements	32
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Trustees and Officers	48
Privacy Policy	51

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	1
ANNUAL REPORT 2018

Dear Fellow Shareholders,

We are pleased to present the annual report for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders as well as our broker-dealer partners and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with low volatility and low correlation to the broader markets.

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP— has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine the optimal mix of securities across global markets with the potential to deliver strong risk-adjusted returns for investors.

Since its inception on April 3, 2017, the Fund has delivered a total cumulative return of 5.33%, outperforming the S&P/ LSTA Leveraged Loan Index by 194 basis points (bps).1 As of December 31, 2018, the Fund was diversified across 373 individual securities and 34 industries.2, 3

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND HOLDINGS2

Floating Rate Assets[2]: 68.99%	Fixed Rate Assets[2]: 31.01%

Sector Analysis[2]	Asset Type[2]

2	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
ANNUAL REPORT 2018

Investment Performance

Performance in 2018 was driven primarily by exposure to syndicated and direct loans, collateralized loan obligation (CLO) equity, and to a lesser extent, CLO debt. High-yield bonds detracted from performance during the year as the asset class traded off amid volatility and investor outflows for most of 2018. At the industry level, the largest contributors to absolute performance in 2018 were: Airlines, Aerospace, and Defense; Software/Entertainment Services; and Healthcare.4 The Fund outperformed both the S&P/LSTA Leveraged Loan Index (“LSTA”) and the ICE Bank of America Merrill Lynch US High Yield Index (“BAML”) in 2018.5 We attribute the Fund’s performance mostly to our overweight to senior secured floating-rate loans over high-yield bonds, and our positions in CLO debt and equity.

The liquid portfolio asset mix remained relatively conservative throughout the year. This positioning benefitted the Fund as volatility increased significantly towards the end of 2018. The higher quality positions in the portfolio largely outperformed in the period and we were able to lean into the selloff in November and December and rotate into names that we believe were being sold for liquidity and technical purposes rather than for fundamental reasons. During the selloff, we opportunistically added positions to the portfolio at attractive levels. In doing so, we were able to increase the spread exposure and weighted-average yield of the portfolio. Additionally, we continue to remain constructive on the risk/return profile of CLO equity, and added to our CLO mezzanine debt exposure during the fourth quarter as CLO liability spreads widened.

During the year, we selectively increased our exposure to middle market direct lending in the Fund. Along with the syndicated market, yields in directly originated deals have generally increased as London Interbank Offered Rates (LIBOR) moved higher throughout 2018.6 An important differentiator for our strategy is our ability to utilize the breadth of the Bain Capital Credit platform to access special-situation investments. Specifically, we capitalized on our ability to access non-performing loans (NPLs) and added a small amount of exposure to this asset class. Generally, these investments are comprised of well-diversified portfolios of loans backed by real estate. These opportunities are typically made available to a small group of institutional investors who are known to possess the expertise to underwrite and execute large portfolio transactions. Investment in the Fund provides individuals the ability to access exposure to this asset class and in doing so, creates a comprehensive alternative credit solution.

Market Overview and Outlook7

Market volatility substantially increased at the end of 2018 which was precipitated by global growth concerns, commodity price declines, the U.S. government shutdown, and concerns over the Federal Reserve (“Fed”) policy path. In December, Fed officials voted unanimously to hike interest rates which marked the fourth rate increase of 2018. This Fed announcement, combined with the aforementioned concerns and outflows from both high yield and loans caused risk assets to plummet.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	3
ANNUAL REPORT 2018

As a result, the LSTA and BAML were down -3.5% and -4.7%, respectively, in the fourth quarter.6 For the full calendar year 2018, the LSTA posted a modest positive return (+0.4%) and outperformed BAML (-2.3%).6 Prices declined across the board as the weighted average LSTA price fell to $94 at the end the year, compared to above $98 at the start of the year.6 In addition, the percent of loans with a price at par or higher in the LSTA ended the year below 1%, down from 66% at the end of 2017.8 The price action sent spreads materially wider for both loans and bonds compared to a year ago: LSTA loan spreads increased by 147bps,9 while BAML bond spreads increased by 164bps.6 Despite the market volatility, defaults were largely in line with historical averages. The trailing twelve-month par-weighted default rate for loans and bonds as of December 31, 2018 was 1.6% and 1.9%, respectively.

Our outlook today is slightly less defensive compared to our stance throughout most of 2018. The volatility and selloff in credit during Q4 produced a good opportunity, albeit a short-lived one, to build exposure at attractive levels. Although we believe fundamentals in the U.S. are in reasonably good shape, with the exception of select industries and sectors, we believe that market volatility is likely to continue in the near future. We also expect defaults to tick up modestly in 2019, increasing from the historically low rates we have experienced as of late, albeit remaining low. For these reasons, we will continue to focus on fundamentals and research to drive our portfolio construction decisions across markets, sectors, and credit instruments. Most importantly, we are pleased with the Fund’s recent performance and are confident in our ability to generate attractive absolute and risk-adjusted returns in today’s environment.

Thank you for your investment in and support of Griffin Institutional Access Credit Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Griffin Institutional Access Credit Fund (the “Fund”) is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

4	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
ANNUAL REPORT 2018

Industry Diversification2, 3

Telecommunications, 9.20%
Unassigned (CLO), 8.33%
Energy: Oil & Gas, 7.13%
Aerospace & Defense, 7.07%
Services: Business, 6.62%
Healthcare & Pharmaceuticals, 6.09%
Capital Equipment, 5.59%
Containers, Packaging & Glass, 4.89%
High Tech Industries, 4.60%
Media: Diversified & Production, 3.51%
Construction & Building, 3.26%
Media: Broadcasting & Subscription, 2.63%
Services: Consumer, 2.58%
Hotel, Gaming, & Leisure, 2.47%
Finance, Insurance, and Real Estate (FIRE): Insurance, 2.29%
Beverage, Food, & Tobacco, 2.28%
Automotive, 2.11%
Banking, 1.96%
Consumer Goods: Non-durable, 1.83%
Consumer Goods: Durable, 1.79%
Chemicals, Plastics, & Rubber, 1.60%
FIRE: Finance, 1.57%
Wholesale, 1.57%
Energy: Electricity, 1.45%
Transportation: Consumer, 1.19%
Retail, 1.16%
Forest Products & Paper, 1.14%
Metals & Mining, 1.00%
Transportation: Cargo, 0.99%
FIRE: Real Estate, 0.88%
Utilities: Electric, 0.69%
Environmental Industries, 0.32%
Utilities: Water, 0.12%
Media: Advertising, Printing & Publishing, 0.09%

Geography2

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	5
ANNUAL REPORT 2018

FUND SUB-ADVISER (UNAUDITED)

BCSF Advisors, LP Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit was formed in 1998 as the credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $105 billion in assets under management.10 Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Madrid, Hong Kong, Guangzhou, Seoul, Mumbai, Melbourne and Sydney, Bain Capital Credit has a global footprint with approximately $41 billion11 in assets under management.

ENDNOTES

1.	Data source: Griffin Capital Credit Advisor, LLC and Bloomberg. Performance reflects cumulative returns of the Fund’s Class I share (NASDAQ: CRDIX) and the reinvestment of dividends or other distributions. One basis point is equal to 1/100th of 1%, or 0.01%. A glossary of terms can be found on page 6.
2.	Based on market value of invested assets as of December 31, 2018 and subject to change without notice.
3.	Based on Moody’s 35 Industry Categories (“Moody’s 35”).
4.	Industry groupings are internally constructed by Bain Capital Credit.
5.	Data source: Bloomberg and Griffin Capital Credit Advisor, LLC. Performance reflects trailing one year returns of the Fund’s Class I share (NASDAQ: CRDIX) and the reinvestment of dividends or other distributions.
6.	Data source: Bloomberg.
7.	Data as of December 31, 2018. Source: J.P. Morgan, unless otherwise noted. Performance represents ICE Bank of America Merrill Lynch US High Yield Index (“BAML”) for bonds and S&P/LSTA Leveraged Loan Index (“LSTA”) for loans.
8.	Source: S&P Leveraged Loan Commentary and Data.
9.	Discounted spread, 3-year life. Source: S&P Leveraged Loan Commentary and Data.
10.	Firm-level AUM for Bain Capital is estimated and is presented as of October 1, 2018.
11.	AUM estimated as of October 1, 2018. Bain Capital Credit’s assets under management includes its subsidiaries and credit vehicles managed by its Alternative Investment Fund Managers (AIFM) affiliate.

6	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
ANNUAL REPORT 2018

GLOSSARY (UNAUDITED)

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Collateralized loan obligation (CLO): A security backed by a pool of commercial or personal loans, structured so there are several classes of bondholders with varying maturities, called tranches.

CLO equity: A tranche in the CLO structure with ownership interest.

Convexity: Measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Floating-rate bond: A bond with an interest rate that fluctuates (floats), usually in tandem with a benchmark interest rate during the life of the bond.

High-yield bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

ICE Bank of America Merrill Lynch US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

London Interbank Offered Rate (LIBOR): Benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used by world banks when charging each other for short-term loans.

Non-performing loan (NPL): Sum of borrowed money upon which the debtor has not made his scheduled payments for at least 90 days. A nonperforming loan is either in default or close to being in default.

Par value: An amount equal to the nominal or face value of a security. A bond selling at par, for instance, is worth the same dollar amount at which it was issued, or at which it will be redeemed at maturity—typically $1,000 per bond.

S&P/LSTA Leveraged Loan Index (LSTA): A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Secured loan: A loan that is backed or secured by collateral, which reduces the risk associated with the loan.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	7
ANNUAL REPORT 2018

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expense of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688. Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. This material represents views as of the date of this presentation and is subject to change without notice of any kind. Griffin Capital does not accept any liability for losses either direct or consequential caused by the use of this information.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transaction in fund shares. Such fees, expenses, and commissions could reduce returns.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

As of 12/31/18 the Fund’s annualized return since inception for Class I shares was 3.02% and the Fund’s Class I shares had a one year return of 0.99% (data source: Griffin Capital Credit Advisor, LLC). The Fund’s inception date was 4/3/17. As of 12/31/18 per the Fund’s annual report, the total gross expense ratio is 3.32% for Class A, 4.07% for Class C, 3.07% for Class I, and 3.45% for Class L. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. The Fund has contractually agreed to waive its fees to the extent that they exceed 2.60% for Class A, 3.35% for Class C, 2.35% for Class I, and 2.85% for Class L until April 30, 2019. Without the waiver the expenses would have been higher. Additionally, since the commencement of Fund operations, the Adviser has voluntarily absorbed all of the operating expenses of the Fund. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

8	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
ANNUAL REPORT 2018

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund intends to declare and pay distributions from its net investment income, however, the amount of distributions that the Fund may pay, if any, is uncertain. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and not a return of net profit. Please refer to the Fund’s most recent Section 19(a) notice, if applicable, at www.griffincapital.com or the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for the sources of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. The Fund intends to distribute as of the last business day of each quarter. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”), GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”), BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the SEC. This is neither an offer nor a solicitation to purchase securities.

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2018 (Unaudited)

Performance (for the period ended December 31, 2018)

	6 Month	1 Year	Since Inception****	Inception
Griffin Institutional Access Credit Fund - A - Without Load	-0.55%	0.93%	3.03%	4/3/17
Griffin Institutional Access Credit Fund - A - With Load*	-6.27%	-4.86%	-0.41%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	-0.55%	0.94%	3.03%	4/3/17
Griffin Institutional Access Credit Fund - C - With Load**	-1.51%	-0.01%	3.03%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	-0.55%	0.95%	3.04%	4/3/17
Griffin Institutional Access Credit Fund - L - Without Load	-0.54%	0.94%	2.11%	9/5/17
Griffin Institutional Access Credit Fund - L - With Load***	-4.78%	-3.34%	-1.20%	9/5/17
Griffin Institutional Access Credit Fund - F - NAV	-0.61%	0.91%	1.83%	9/25/17
S&P/LSTA Leveraged Loan Index	-1.68%	0.44%	1.90%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class F shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2019, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. Without the waiver, the expenses would be 5.15%, 6.25%, 5.62%, 4.17% and 3.27% for Class A, Class C, Class I, Class L and Class F, respectively per the Fund’s most recent prospectus. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has waived or absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived. In the absence of the election by the Adviser to bear all of the Fund’s operating expenses, the performance of the Fund would have been reduced. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

Annual Report | December 31, 2018	9

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended December 31, 2018)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Diversification (as a % of Net Assets)

Telecommunications	8.46%
CLO	7.67%
Energy: Oil & Gas	6.57%
Aerospace & Defense	6.51%
Services: Business	6.05%
Healthcare & Pharmaceuticals	5.61%
Capital Equipment	5.08%
Containers, Packaging, & Glass	4.51%
High Tech Industries	4.24%
Media: Diversified & Production	3.23%
Construction & Building	3.01%
Media: Broadcasting & Subscription	2.42%
Services: Consumer	2.38%
Hotel, Gaming, & Leisure	2.28%
Finance, Insurance, and Real Estate (FIRE): Insurance	2.11%
Beverage, Food, & Tobacco	2.10%
Automotive	1.94%
Banking	1.81%
Consumer goods: non-durable	1.69%
Consumer goods: durable	1.65%
Chemicals, Plastics, & Rubber	1.48%
FIRE: Finance	1.45%
Wholesale	1.45%
Energy: Electricity	1.33%
Transportation: Consumer	1.10%
Retail	1.07%
Forest Products & Paper	1.05%
Metals & Mining	0.92%
Transportation: Cargo	0.91%
FIRE: Real Estate	0.81%
Utilities: Electric	0.63%
Environmental Industries	0.30%
Utilities: Water	0.11%
Media: Advertising, Printing & Publishing	0.08%
Other Assets in Excess of Liabilities	7.99%
TOTAL	100.00%

Portfolio Composition (as a % of Net Assets)

Bank Loans	54.15%
Corporate Bonds	25.83%
Collateralized Loan Obligations	7.67%
Exchange Traded Funds	2.88%
Equity Interest	1.36%
Convertible Corporate Bonds	0.12%
Other Assets in Excess of Liabilities	7.99%
TOTALS	100.00%

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (54.15%)(a)

1011778 BC ULC, First Lien B-3 Term Loan	USD	1M US L + 2.25%	02/16/24	95,898	$91,542
10945048 Canada, Inc., Second Lien Term Loan (b)	CAD	3M CDOR + 8.25%	09/21/26	3,020,000	2,162,356
Accudyne Industries Borrower SCA, First Lien Initial Term Loan	USD	1M US L + 3.00%	08/18/24	111,470	106,036
Acosta, Inc., First Lien Tranche B-1 Term Loan	USD	1M US L + 3.25%	09/26/21	106,024	64,982
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	07/23/21	369,216	327,679
AI Alpine AT BidCo GmbH, First Lien Facility B (EUR) Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	10/04/25	316,093	357,637
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan	USD	3M US L + 3.25%	12/31/25	71,431	68,574
Albertson's LLC, First Lien 2018 B-7 Term Loan	USD	1M US L + 3.00%	11/17/25	300,744	284,955
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan	USD	1M US L + 2.75%	05/09/25	556,345	527,415
Alpha AB Bidco B.V., First Lien Facility B Term Loan (c)	EUR	EUR L + 3.75%	09/26/25	214,024	244,080
Altra Industrial Motion Corp., First Lien Term Loan	USD	1M US L + 2.00%	10/01/25	137,960	132,097
AMCP Clean Acquisition Co. LLC, First Lien Delayed Draw Term Loan Tranche 1(d)	USD	3M US L + 1.50%	06/16/25	99,355	97,865
AMCP Clean Acquisition Co. LLC, First Lien Delayed Draw Term Loan Tranche 2	USD	3M US L + 4.25%	06/16/25	63,901	62,942
AMCP Clean Acquisition Co. LLC, First Lien Term Loan	USD	3M US L + 4.25%	06/16/25	676,833	666,681
Ancestry.com Operations, Inc., First Lien Term Loan	USD	1M US L + 3.25%	10/19/23	712,668	680,598
AppLovin Corp., First Lien Initial Term Loan	USD	1M US L + 3.75%	08/15/25	595,806	589,847
AqGen Ascensus, Inc., First Lien Replacement Term Loan	USD	2M US L + 3.50%	12/05/22	779,661	771,377
Aristocrat Leisure, Ltd., First Lien B-3 Term Loan	USD	3M US L + 1.75%	10/19/24	158,073	151,552
Ascena Retail Group, Inc., First Lien Tranche B Term Loan	USD	1M US L + 4.50%	08/21/22	787,544	735,567
Ascend Performance Materials Operations LLC, First Lien B Term Loan	USD	3M US L + 5.25%	08/12/22	225,286	223,033
ASP MCS Acquisition Corp., First Lien Initial Term Loan	USD	1M US L + 4.75%	05/20/24	422,524	342,949
Asurion LLC, First Lien Amendment No. 14 Replacement B-4 Term Loan	USD	1M US L + 3.00%	08/04/22	439,577	423,533
Asurion LLC, First Lien Replacement B-6 Term Loan	USD	1M US L + 3.00%	11/03/23	197,721	189,894
Asurion LLC, Second Lien Replacement B-2 Term Loan	USD	1M US L + 6.50%	08/04/25	1,085,308	1,079,882
Auris LuxCo, First Lien B Term Loan (c)	EUR	EUR L + 4.00%	07/24/25	795,720	912,347
AutoData, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	12/13/24	496,250	478,881
AutoData, Inc., Second Lien Initial Term Loan	USD	1M US L + 7.25%	12/12/25	190,967	190,490
Baring Private Equity Asia VI Holding, Ltd., First Lien Initial Dollar Term Loan	USD	1M US L + 3.00%	10/26/22	85,165	83,036
Bausch Health Companies, Inc., First Lien First Incremental Term Loan	USD	1M US L + 2.75%	11/27/25	1,440,704	1,370,470
BioClinica Holding I LP, First Lien Initial Term Loan	USD	3M US L + 4.25%	10/20/23	502,345	466,553
BlackBrush Oil & Gas LP, First Lien Closing Date Term Loan	USD	3M US L + 8.00%	02/09/24	2,151,724	2,087,172
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 3.75%	07/31/25	908,158	882,049
Brookfield WEC Holdings, Inc., Second Lien Initial Term Loan	USD	1M US L + 6.75%	08/03/26	363,427	358,581
BWAY Holding Co., First Lien Initial Term Loan	USD	3M US L + 3.25%	04/03/24	1,025,971	968,901
Cabot Microelectronics Corp., First Lien Initial Term Loan	USD	1M US L + 2.25%	11/14/25	305,110	294,812

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	11

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Caelus Energy Alaska O3 LLC, Second Lien Term Loan	USD	3M US L + 7.50%	04/15/20	50,342	$45,056
Camelot U.S. Acquisition 1 Co., First Lien New Term Loan	USD	1M US L + 3.25%	10/03/23	242,980	232,653
CB Poly Investments LLC, First Lien Closing Date Term Loan	USD	1M US L + 3.75%	08/16/23	955,512	965,067
CenturyLink, Inc., First Lien Initial B Term Loan	USD	1M US L + 2.75%	01/31/25	720,230	674,540
Checkout Holding Corp., First Lien B Term Loan (e)	USD	3M US L + 3.50%	04/09/21	500,000	99,167
Checkout Holding Corp., First Lien New-Money Tranche A Term Loan	USD	3M US L + 10.00%	06/14/19	30,644	30,798
Checkout Holding Corp., First Lien New-Money Tranche B Term Loan (c)	USD	L + 10.00%	06/14/19	33,198	33,364
Chip Holdco, Ltd., First Lien B Term Loan (b)	USD	3M US L + 5.00%	07/11/25	961,318	939,690
CMI Marketing, Inc., First Lien Initial Term Loan (b)	USD	1M US L + 4.75%	05/24/24	875,600	875,600
CMI Marketing, Inc., First Lien Revolving Term Loan Tranche 1(b)(d)	USD	3M US L + 0.50%	05/24/23	117,542	117,542
CMI Marketing, Inc., First Lien Revolving Term Loan Tranche 2(b)	USD	3M US L + 4.75%	05/24/23	2,458	2,458
Comet Bidco, Ltd., First Lien Facility B Term Loan	GBP	1M GBP L + 5.25%	09/30/24	469,565	582,050
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	USD	3M US L + 5.00%	09/30/24	362,553	353,489
Commercial Vehicle Group, Inc., First Lien Initial Term Loan	USD	1M US L + 6.00%	04/12/23	240,625	238,219
Communications Sales & Leasing, Inc., First Lien Shortfall Term Loan	USD	1M US L + 3.00%	10/24/22	293,343	264,253
Compass III, Ltd., First Lien Facility B2 Term Loan	EUR	6M EUR L + 4.50%, 0.00% Floor	05/09/25	671,493	765,901
Compass Power Generation LLC, First Lien Term Loan	USD	1M US L + 3.50%	12/20/24	145,440	143,532
Concentra, Inc., First Lien Tranche B-1 Term Loan	USD	1M US L + 2.75%	06/01/22	150,567	144,168
Concentra, Inc., Second Lien Initial Term Loan	USD	1M US L + 6.50%	06/01/23	953,029	949,455
CPG International LLC, First Lien New Term Loan	USD	3M US L + 3.75%	05/05/24	390,689	375,062
Crown Subsea Communications Holding, Inc., First Lien Initial Term Loan	USD	1M US L + 6.00%	11/02/25	270,446	260,981
CVS Holdings I LP, Second Lien Initial Term Loan	USD	1M US L + 6.75%	02/06/26	112,634	106,439
DAE Aviation Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 3.75%	07/07/22	651,200	645,013
Deck Chassis Acquisition, Inc., Second Lien Initial Term Loan	USD	3M US L + 6.00%	06/15/23	374,252	361,153
Drilling Info Holdings, Inc., First Lien Delayed Draw Term Loan (d)	USD	3M US L + 1.00%	07/30/25	109,395	108,520
Drilling Info Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 4.25%	07/30/25	1,327,505	1,322,527
Ducommun, Inc., First Lien B Facility Term Loan	USD	3M US L + 4.00%	11/21/25	364,084	357,713
DXP Enterprises, Inc., First Lien Initial Term Loan	USD	1M US L + 4.75%	08/29/23	53,052	52,853
ELO Touch Solutions, Inc., First Lien B Term Loan (c)	USD	L + 6.50%	12/14/25	1,187,294	1,144,255
Envision Healthcare Corp., First Lien Initial Term Loan	USD	1M US L + 3.75%	10/10/25	562,500	526,719
Epicor Software Corp., First Lien B Term Loan	USD	1M US L + 3.25%	06/01/22	452,824	434,569
Everest Bidco SAS, First Lien Facility B Term Loan	EUR	3M EUR L + 4.00%, 0.00% Floor	07/04/25	303,237	346,565
Everest Bidco SAS, Second Lien Term Loan (b)	GBP	3M GBP L + 7.50%	07/03/26	378,378	467,813
EXC Holdings III Corp., First Lien B Term Loan (c)	USD	L + 3.50%	12/02/24	360,885	349,157
EXC Holdings III Corp., First Lien Initial Euro Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	12/02/24	22,597	25,761
EXC Holdings III Corp., First Lien Initial USD Term Loan	USD	3M US L + 3.50%	12/02/24	156,508	151,226
EXC Holdings III Corp., Second Lien Initial Term Loan	USD	3M US L + 7.50%	12/01/25	1,143,183	1,091,739
Eyemart Express LLC, First Lien Term Loan	USD	1M US L + 3.00%	08/04/24	248,116	241,292
Filtration Group Corp., First Lien Initial Euro Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	03/29/25	238,094	271,133

See Notes to Consolidated Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
First Data Corp., First Lien 2024A New Dollar Term Loan	USD	1M US L + 2.00%	04/26/24	500,000	$479,063
Flex Acquisition Co., Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	12/29/23	1,232,023	1,163,492
Forming Machining Industries Holdings LLC, First Lien Initial Term Loan	USD	3M US L + 4.25%	10/09/25	701,107	690,590
Forming Machining Industries Holdings LLC, Second Lien Term Loan	USD	3M US L + 8.25%	10/05/26	310,000	306,900
Frontier Communications Corp., First Lien B-1 Term Loan (c)	USD	1M US L + 3.75%	06/15/24	1,548,334	1,440,899
Gamma Infrastructure III B.V., First Lien Facility B Term Loan	EUR	6M EUR L + 3.50%, 0.00% Floor	01/09/25	186,957	212,332
Gardner Denver, Inc., First Lien Tranche B-1 Dollar Term Loan (c)	USD	L + 2.75%	07/30/24	1,857,152	1,801,052
Genuine Financial Holdings LLC, First Lien Initial Term Loan	USD	3M US L + 3.75%	07/11/25	498,750	482,541
Genworth Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 4.50%	03/07/23	49,313	48,943
Getty Images, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	10/18/19	711,552	693,255
GOBP Holdings, Inc., First Lien Initial Term Loan	USD	3M US L + 3.75%	10/22/25	244,869	238,748
Grammer Purchaser, Inc., First Lien Revolving Term Loan Tranche 1(b)(d)	USD	3M US L + 0.50%	09/30/24	77,850	76,682
Grammer Purchaser, Inc., First Lien Revolving Term Loan Tranche 2(b)	USD	1M US L + 4.75%	09/30/24	9,000	8,865
Grammer Purchaser, Inc., First Lien Revolving Term Loan Tranche 3(b)(d)	USD	3M US L + 4.75%	09/30/24	3,150	3,103
Grammer Purchaser, Inc., First Lien Term Loan (b)	USD	1M US L + 4.75%	09/30/24	870,000	856,950
GTT Communications BV, First Lien Closing Date EMEA Term Loan	EUR	1M EUR L + 3.25%, 0.00% Floor	05/31/25	423,226	469,960
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan (c)	USD	L + 2.75%	05/31/25	500,000	470,469
Hargray Communications Group, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	05/16/24	246,250	238,709
Hayward Industries, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	08/05/24	586,159	564,178
H-Food Holdings LLC, First Lien Initial Term Loan	USD	1M US L + 3.69%	05/23/25	802,870	770,755
Horizon Telcom, Inc., First Lien Delayed Draw Term Loan (b)(d)	USD	3M US L + 0.50%	06/15/23	86,897	85,593
Horizon Telcom, Inc., First Lien Revolving Term Loan (b)(d)	USD	3M US L + 0.50%	06/15/23	57,931	57,062
Horizon Telcom, Inc., First Lien Term Loan (b)	USD	1M US L + 4.50%	06/15/23	693,434	681,322
HUB International, Ltd., First Lien Initial Term Loan	USD	3M US L + 2.75%	04/25/25	684,273	647,779
Infinite Electronics International, Inc., First Lien B-2 Term Loan	USD	1M US L + 4.00%	07/02/25	1,669,374	1,661,028
Infinite Electronics International, Inc., Second Lien B-1 Term Loan (b)	USD	1M US L + 8.00%	07/02/26	240,000	235,200
Intelsat Jackson Holdings S.A., First Lien Tranche B-3 Term Loan	USD	1M US L + 3.75%	11/27/23	177,721	172,926
Intelsat Jackson Holdings SA, First Lien Tranche B-5 Term Loan	USD	6M US L + 6.63%	01/02/24	289,875	287,610
International Entertainment Investments Ltd., First Lien C1 Term Loan (b)	GBP	6M GBP L + 4.75%	05/31/23	619,048	789,039
International Entertainment Investments Ltd., First Lien C2 Term Loan (b)(c)	GBP	GBP L + 4.75%	05/31/23	380,952	485,562
IRB Holding Corp., First Lien B Term Loan (c)	USD	1M US L + 3.25%	02/05/25	976,209	934,109
Jaguar Holding Company I LLC, First Lien 2018 Term Loan	USD	1M US L + 2.50%	08/18/22	980,907	933,633
Jazz Acquisition, Inc., First Lien Term Loan	USD	3M US L + 3.50%	06/19/21	1,537,937	1,461,039

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	13

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Jazz Acquisition, Inc., Second Lien Term Loan	USD	3M US L + 6.75%	06/19/22	875,000	$824,622
KBR, Inc., First Lien B Term Loan	USD	1M US L + 3.75%	04/25/25	746,250	735,056
Keane Group Holdings LLC, First Lien Initial Term Loan	USD	1M US L + 3.75%	05/25/25	161,456	149,952
KeyW Corp., First Lien Initial Term Loan	USD	1M US L + 4.50%	05/08/24	728,404	718,692
KeyW Corp., Second Lien Initial Term Loan	USD	1M US L + 8.75%	05/08/25	500,000	494,375
Klockner Pentaplast of America, Inc., First Lien Euro Term Loan (c)	EUR	EUR L + 4.75%	06/30/22	189,191	183,167
K-MAC Holdings Corp., Second Lien Initial Term Loan	USD	1M US L + 6.75%	03/16/26	93,023	87,907
Kronos Acquisition Intermediate, Inc., First Lien Initial Term Loan	USD	1M US L + 4.00%	05/15/23	1,233,049	1,171,396
Kronos, Inc., First Lien Incremental Term Loan	USD	3M US L + 3.00%	11/01/23	821,741	785,619
Lakeland Tours LLC, First Lien Initial Term Loan	USD	3M US L + 4.00%	12/16/24	144,359	141,021
Logix Holding Co. LLC, First Lien Initial Term Loan	USD	1M US L + 5.75%	12/22/24	342,000	340,290
LTI Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	09/06/25	848,069	803,545
LTI Holdings, Inc., Second Lien Initial Term Loan	USD	1M US L + 6.75%	09/06/26	275,478	256,194
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan	USD	3M US L + 3.25%	12/15/23	955,583	924,526
Masergy Holdings, Inc., Second Lien Initial Term Loan	USD	3M US L + 7.50%	12/16/24	462,778	453,522
Mavenir Systems, Inc., First Lien Initial Term Loan	USD	1M US L + 6.00%	05/08/25	243,022	242,262
Mavis Tire Express Services Corp., First Lien Closing Date Term Loan	USD	1M US L + 3.25%	03/20/25	213,863	207,447
Mavis Tire Express Services Corp., First Lien Delayed Draw Term Loan Tranche 1(d)	USD	3M US L + 2.00%	03/20/25	29,357	28,477
Mavis Tire Express Services Corp., First Lien Delayed Draw Term Loan Tranche 2	USD	1M US L + 3.25%	03/20/25	5,129	4,975
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan	USD	1M US L + 3.75%	09/13/24	649,593	621,444
MH Sub I LLC, Second Lien Amendment No. 2 Initial Term Loan	USD	1M US L + 7.50%	09/15/25	491,828	459,859
Microchip Technology, Inc., First Lien Initial Term Loan	USD	1M US L + 2.00%	05/29/25	306,265	291,590
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan	USD	3M US L + 2.75%	08/18/21	510,893	484,497
Moran Foods LLC, First Lien Term Loan	USD	3M US L + 6.00%	12/05/23	148,508	74,254
MRO Holdings, Inc., First Lien Initial Term Loan (c)	USD	3M US L + 4.75%	10/25/23	753,077	749,312
Murray Energy Corp., First Lien Superpriority B-2 Term Loan	USD	3M US L + 7.25%	10/17/22	1,575,279	1,323,234
National CineMedia LLC, First Lien Initial Term Loan	USD	1M US L + 3.00%	06/20/25	70,763	68,758
National Vision, Inc., First Lien New Term Loan	USD	1M US L + 2.50%	11/20/24	450,765	444,004
Netsmart Technologies, Inc., First Lien D-1 Term Loan	USD	1M US L + 3.75%	04/19/23	262,020	258,745
New Milani Group LLC, First Lien Term Loan (b)	USD	1M US L + 4.25%	06/06/24	796,000	796,000
NorthRiver Midstream Finance LP, First Lien Initial B Term Loan	USD	3M US L + 3.25%	10/01/25	363,303	356,309
NPC International, Inc., Second Lien Initial Term Loan	USD	1M US L + 7.50%	04/18/25	250,000	236,250
NVA Holdings, Inc., First Lien B-3 Term Loan	USD	1M US L + 2.75%	02/02/25	748,125	707,601
OEConnection LLC, Second Lien Term Loan	USD	1M US L + 8.00%	11/22/25	167,079	165,826
Optiv, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	02/01/24	88,895	82,561
Oxbow Carbon LLC, First Lien Tranche B Term Loan	USD	1M US L + 3.50%	01/04/23	1,035,326	1,017,208
Oxbow Carbon LLC, Second Lien Term Loan	USD	1M US L + 7.50%	01/04/24	533,487	532,154
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan	USD	3M US L + 4.00%	06/30/23	736,523	736,615
Packaging Coordinators Midco, Inc., Second Lien Initial Term Loan	USD	3M US L + 8.75%	07/01/24	512,500	508,503
Paladin Brands Holding, Inc., First Lien Term Loan	USD	3M US L + 5.50%	08/15/22	765,572	761,744
Parexel International Corp., First Lien Initial Term Loan	USD	1M US L + 2.75%	09/27/24	729,110	664,401

See Notes to Consolidated Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Park Place Technologies LLC, Second Lien Initial Term Loan	USD	1M US L + 8.00%	03/29/26	276,817	$271,280
Plaskolite PPC Intermediate II LLC, First Lien Initial Term Loan (c)	USD	L + 4.25%	12/15/25	902,286	893,263
Ply Gem Midco, Inc., First Lien Initial Term Loan	USD	3M US L + 3.75%	04/12/25	277,452	253,869
Press Ganey Holdings, Inc., First Lien Incremental B-2018 Term Loan	USD	1M US L + 2.75%	10/23/23	546,750	524,880
Prime Security Services Borrower LLC, First Lien December 2018 Incremental B-1 Term Loan	USD	1M US L + 2.75%	05/02/22	64,445	61,948
Pro Mach Group, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	03/07/25	497,494	476,350
Project Alpha Intermediate Holding, Inc., First Lien Term Loan	USD	3M US L + 3.50%	04/26/24	36,182	35,051
Pulsant Acquisitions Ltd., Facility B Term Loan, First Lien Term Loan (b)	GBP	3M GBP L + 5.25%	05/18/23	710,227	896,204
Quidditch Acquisition, Inc., First Lien B Term Loan	USD	1M US L + 7.00%	03/21/25	408,815	406,771
Rackspace Hosting, Inc., First Lien B Term Loan	USD	3M US L + 3.00%	11/03/23	434,431	383,168
Recorded Books, Inc., First Lien Initial Term Loan	USD	3M US L + 4.50%	08/29/25	138,687	136,953
Research Now Group, Inc., First Lien Initial Term Loan	USD	1M US L + 5.50%	12/20/24	334,390	331,465
RP Crown Parent LLC, First Lien Initial Term Loan	USD	1M US L + 2.75%	10/12/23	221,112	213,384
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	USD	1M US L + 6.75%	02/02/26	667,223	647,206
Savage Enterprises LLC, First Lien Initial Term Loan	USD	1M US L + 4.50%	08/01/25	583,102	574,356
Sedgwick Holdings, Inc., First Lien Initial Term Loan (c)	USD	L + 3.25%	11/06/25	539,464	517,436
Sequa Mezzanine Holdings LLC, First Lien Initial Term Loan	USD	3M US L + 5.00%	11/28/21	463,201	442,357
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan	USD	1M US L + 2.75%	02/05/24	937,088	903,119
Solenis Holdings LLC, First Lien Initial Dollar Term Loan	USD	3M US L + 4.00%	06/26/25	997,494	963,206
Solenis Holdings LLC, Second Lien Initial Term Loan	USD	3M US L + 8.50%	06/26/26	604,384	574,165
Sophia LP, First Lien B Term Loan	USD	3M US L + 3.25%	09/30/22	974,220	937,079
Soursop, Ltd., Acquisition/Capex Facility (b)(d)	EUR	3M EUR L + 1.20%, 0.25% Floor	11/03/25	1,119,435	1,256,941
Soursop, Ltd., First Lien Term Loan (b)	EUR	3M EUR L + 6.00%, 0.25% Floor	11/03/25	432,376	485,487
Specialty Building Products Holdings LLC, First Lien 2018 Initial Term Loan	USD	1M US L + 5.75%	10/01/25	260,402	252,590
SRS Distribution, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	05/23/25	845,278	791,391
Starfruit Finco B.V., First Lien Initial Dollar Term Loan (c)	USD	1M US L + 3.25%	10/01/25	601,495	577,435
STG-Fairway Acquisitions, Inc., First Lien Term Loan	USD	3M US L + 5.25%	06/30/22	882,920	874,091
Strand Court, Ltd, First Lien A-2 Term Loan (b)	EUR	6M EUR L + 6.75%, 0.50% Floor	10/30/21	604,220	678,439
Strand Court, Ltd., First Lien A-1 Term Loan (b)	EUR	6M EUR L + 6.75%, 0.50% Floor	10/30/21	507,321	569,638
Syneos Health, Inc., First Lien Replacement B Term Loan	USD	1M US L + 2.00%	08/01/24	124,898	120,891
Tacala Investment Corp., Second Lien Initial Term Loan	USD	1M US L + 7.00%	01/30/26	340,426	325,106
Technicolor SA, First Lien Euro Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	12/06/23	639,385	695,947
Tecostar Holdings, Inc., First Lien 2017 Term Loan	USD	1M US L + 3.50%	05/01/24	1,117,966	1,078,838
Tempo Acquisition LLC, First Lien Initial Term Loan	USD	1M US L + 3.00%	05/01/24	590,279	566,668
Terminator Bidco AS, First Lien Facility B2 Term Loan (b)	USD	3M US L + 5.00%	05/22/22	1,000,000	977,500
Thor Industries, Inc., First Lien B (Euro) Term Loan (c)	EUR	EUR L + 4.00%	11/03/25	307,652	339,568
Thor Industries, Inc., First Lien B Term Loan (c)	USD	L + 3.75%	11/03/25	372,553	353,926
Titan Acquisition, Ltd., First Lien Initial Term Loan	USD	1M US L + 3.00%	03/28/25	400,492	370,455
TNS, Inc., First Lien Initial Term Loan	USD	3M US L + 4.00%	08/14/22	247,212	244,277
Travelport Finance S.à r.l., First Lien Initial Term Loan	USD	3M US L + 2.50%	03/17/25	207,998	204,878

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	15

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
TRC Companies, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	06/21/24	322,112	$315,670
Turbocombustor Technology, Inc., First Lien Initial Term Loan	USD	1M US L + 4.50%	12/02/20	678,075	627,219
Ultra Resources, Inc., First Lien Term Loan	USD	3M US L + 4.00%	04/12/24	250,000	227,708
Unitymedia Hessen GmbH & Co. KG, First Lien Facility C Term Loan	EUR	6M EUR L + 2.75%, 0.00% Floor	01/15/27	246,269	280,950
US Anesthesia Partners, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	06/23/24	1,428,765	1,373,042
Verallia Packaging, First Lien Facility B4 Term Loan	EUR	1M EUR L + 2.75%, 0.00% Floor	10/31/22	244,286	273,436
Verallia Packaging, First Lien Facility C Term Loan	EUR	1M EUR L + 2.75%, 0.00% Floor	08/01/25	106,667	119,854
Virgin Media Bristol LLC, First Lien K Facility Term Loan	USD	1M US L + 2.50%	01/15/26	137,770	130,985
WeddingWire, Inc., Second Lien Term Loan (c)	USD	L + 8.25%	11/06/26	533,333	530,667
Weld North Education LLC, First Lien Initial Term Loan	USD	3M US L + 4.25%	02/15/25	621,573	607,587
Wheels Up Partners LLC, First Lien A Term Loan	USD	3M US L + 6.50%	03/01/24	336,918	334,222
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan	USD	3M US L + 2.75%	05/18/25	830,017	767,419
Wilsonart LLC, First Lien Tranche D Term Loan	USD	3M US L + 3.25%	12/19/23	497,475	477,576
Windstream Services LLC, First Lien 2016 Tranche B-6 Term Loan	USD	1M US L + 4.00%	03/29/21	836,491	747,615
Windstream Services LLC, First Lien Tranche B-7 Term Loan	USD	1M US L + 3.25%	02/17/24	104,509	89,094
Wink Holdco, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	12/02/24	496,864	472,435
WireCo WorldGroup, Inc., First Lien Initial Term Loan	USD	1M US L + 5.00%	09/29/23	329,870	327,258
WireCo WorldGroup, Inc., Second Lien Initial Term Loan	USD	1M US L + 9.00%	09/30/24	750,000	753,750
WowMidco SAS, First Lien Facility B2 Term Loan	EUR	6M EUR L + 3.50%, 0.00% Floor	03/16/23	295,512	336,538
WP CPP Holdings LLC, First Lien Initial Term Loan	USD	3M US L + 3.75%	04/30/25	413,008	400,102
WP CPP Holdings LLC, Second Lien Initial Term Loan	USD	3M US L + 7.75%	04/30/26	623,597	613,463
XO Management Holding, First Lien Term Loan	USD	3M US L + 5.75%	12/03/21	308,873	287,252
Ziggo Secured Finance Partnership, First Lien E Facility Term Loan (c)	USD	1M US L + 2.50%	04/15/25	1,095,000	1,035,459

TOTAL BANK LOANS
(Cost $109,834,728)					106,254,036

CORPORATE BONDS (25.83%)(f)
1011778 BC ULC / New Red Finance, Inc.(g)	USD	5.00%	10/15/25	383,000	353,318
AECOM	USD	5.13%	03/15/27	650,000	559,000
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., Series WI	USD	7.88%	12/15/24	1,059,000	661,875
Altice Finco SA(g)	USD	7.63%	02/15/25	500,000	416,875
Altice Luxembourg SA(g)	USD	7.63%	02/15/25	500,000	375,625
Altice Luxembourg SA(g)	USD	7.75%	05/15/22	744,000	679,829
Aptim Corp.(g)	USD	7.75%	06/15/25	390,000	298,350
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(g)	USD	6.00%	02/15/25	1,250,000	1,157,024
Ashtead Capital, Inc.(g)	USD	4.13%	08/15/25	269,000	247,480
Avolon Holdings Funding, Ltd.(g)	USD	5.13%	10/01/23	249,000	238,418
Avolon Holdings Funding, Ltd.(g)	USD	5.50%	01/15/23	76,000	73,910
Banff Merger Sub, Inc.(g)	USD	9.75%	09/01/26	563,000	516,553
Bausch Health Cos., Inc.(g)	USD	9.00%	12/15/25	563,000	562,296
BBA US Holdings, Inc.(g)	USD	5.38%	05/01/26	57,000	54,149
Beacon Roofing Supply, Inc.(g)	USD	4.88%	11/01/25	1,250,000	1,103,125

See Notes to Consolidated Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Bombardier, Inc.(g)	USD	6.13%	01/15/23	86,000	$80,840
Bombardier, Inc.(g)	USD	7.50%	03/15/25	128,000	121,120
Bruin E&P Partners LLC(g)	USD	8.88%	08/01/23	1,762,000	1,574,787
BWAY Holding Co.(g)	USD	7.25%	04/15/25	815,000	734,519
BWX Technologies, Inc.(g)	USD	5.38%	07/15/26	259,000	250,505
California Resources Corp.(g)	USD	8.00%	12/15/22	263,000	178,840
CBS Radio, Inc.(g)	USD	7.25%	11/01/24	556,000	519,860
CCO Holdings LLC / CCO Holdings Capital Corp.(g)	USD	5.00%	02/01/28	596,000	549,810
CDK Global, Inc.	USD	4.88%	06/01/27	291,000	271,357
CDK Global, Inc.	USD	5.88%	06/15/26	116,000	116,615
Chaparral Energy, Inc.(g)	USD	8.75%	07/15/23	291,000	209,520
Cincinnati Bell, Inc.(g)	USD	7.00%	07/15/24	392,000	325,360
Cincinnati Bell, Inc.(g)	USD	8.00%	10/15/25	172,000	142,760
Clearway Energy Operating LLC(g)	USD	5.75%	10/15/25	154,000	147,648
Compass Minerals International, Inc.(g)	USD	4.88%	07/15/24	177,000	161,070
Comstock Escrow Corp.(g)	USD	9.75%	08/15/26	365,000	310,250
Core & Main LP(g)	USD	6.13%	08/15/25	240,000	214,200
CPG Merger Sub LLC(g)	USD	8.00%	10/01/21	563,000	548,925
CSC Holdings LLC(g)	USD	5.38%	02/01/28	328,000	302,475
CSC Holdings LLC(g)	USD	7.50%	04/01/28	379,000	379,948
DKT Finance ApS(g)	USD	9.38%	06/17/23	1,000,000	1,027,500
Eldorado Resorts, Inc.(g)	USD	6.00%	09/15/26	426,000	403,635
EnPro Industries, Inc.(g)	USD	5.75%	10/15/26	242,000	234,135
Extraction Oil & Gas, Inc.(g)	USD	5.63%	02/01/26	301,000	221,235
Genworth Holdings, Inc.	USD	4.80%	02/15/24	229,000	190,070
Genworth Holdings, Inc.	USD	4.90%	08/15/23	159,000	132,368
GTT Communications, Inc.(g)	USD	7.88%	12/31/24	875,000	761,250
Gulfport Energy Corp.	USD	6.38%	01/15/26	636,000	551,730
HCA, Inc.	USD	5.38%	02/01/25	797,000	779,068
HCA, Inc.	USD	5.38%	09/01/26	154,000	150,150
Intelsat Jackson Holdings SA(g)	USD	8.50%	10/15/24	457,000	445,575
Intelsat Jackson Holdings SA(g)	USD	9.50%	09/30/22	171,000	195,795
International Game Technology PLC(g)	USD	6.25%	01/15/27	375,000	360,703
IRB Holding Corp.(g)	USD	6.75%	02/15/26	574,000	503,684
Iron Mountain, Inc.(g)	USD	5.25%	03/15/28	274,000	243,175
Jones Energy Holdings LLC / Jones Energy Finance Corp.	USD	6.75%	04/01/22	125,000	24,375
KAR Auction Services, Inc.(g)	USD	5.13%	06/01/25	103,000	93,473
Kraton Polymers LLC / Kraton Polymers Capital Corp.(g)	USD	7.00%	04/15/25	375,000	346,875
Kronos Acquisition Holdings, Inc.(g)	USD	9.00%	08/15/23	1,263,000	972,510
Level 3 Financing, Inc.	USD	5.38%	01/15/24	660,000	630,300
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.(g)	USD	6.00%	08/01/26	375,000	363,750
Match Group, Inc.(g)	USD	5.00%	12/15/27	272,000	250,920
Mattel, Inc.(g)	USD	6.75%	12/31/25	691,000	618,231
Matterhorn Merger Sub LLC / Matterhorn Finance Sub, Inc.(g)	USD	8.50%	06/01/26	1,179,000	943,200
MDC Partners, Inc.(g)	USD	6.50%	05/01/24	1,391,000	1,272,765
MEDNAX, Inc.(g)	USD	5.25%	12/01/23	500,000	491,250
Meritor, Inc.	USD	6.25%	02/15/24	563,000	540,480
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.(g)	USD	7.88%	10/01/22	750,000	686,250
Multi-Color Corp.(g)	USD	4.88%	11/01/25	610,000	523,075
Murray Energy Corp.(g)	USD	9.00% Cash and 3.00% PIK	04/15/24	883,547	481,533
National CineMedia LLC	USD	5.75%	08/15/26	802,000	724,029

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	17

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Netflix, Inc.(g)	USD	5.88%	11/15/28	465,000	$454,272
New Enterprise Stone & Lime Co., Inc.(g)	USD	6.25%	03/15/26	242,000	220,825
Park Aerospace Holdings, Ltd.(g)	USD	5.50%	02/15/24	1,000,000	967,500
Parsley Energy LLC / Parsley Finance Corp.(g)	USD	5.38%	01/15/25	760,000	703,000
Penske Automotive Group, Inc.	USD	5.38%	12/01/24	214,000	201,428
Pioneer Holdings LLC / Pioneer Finance Corp.(g)	USD	9.00%	11/01/22	684,000	689,130
Post Holdings, Inc.(g)	USD	5.00%	08/15/26	250,000	228,750
Post Holdings, Inc.(g)	USD	5.75%	03/01/27	121,000	114,043
Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	USD	9.25%	05/15/23	1,115,000	1,152,631
PVH Corp.(g)	EUR	3.13%	12/15/27	242,000	260,208
QEP Resources, Inc.	USD	5.63%	03/01/26	750,000	625,313
Radiate Holdco LLC / Radiate Finance, Inc.(g)	USD	6.63%	02/15/25	177,000	153,548
Radiate Holdco LLC / Radiate Finance, Inc.(g)	USD	6.88%	02/15/23	59,000	53,838
Radisson Hotel Holdings AB(g)	EUR	6.88%	07/15/23	619,000	759,397
Range Resources Corp.	USD	5.00%	03/15/23	500,000	441,875
RBS Global, Inc. / Rexnord LLC(g)	USD	4.88%	12/15/25	220,000	200,750
Sabre GLBL, Inc.(g)	USD	5.25%	11/15/23	250,000	248,125
Sabre GLBL, Inc.(g)	USD	5.38%	04/15/23	250,000	250,000
Sally Holdings LLC / Sally Capital, Inc.	USD	5.63%	12/01/25	250,000	230,938
SBA Communications Corp.	USD	4.88%	09/01/24	298,000	281,237
Scientific Games International, Inc.(g)	EUR	3.38%	02/15/26	127,000	135,652
Scientific Games International, Inc.(g)	USD	5.00%	10/15/25	255,000	228,225
Sirius XM Radio, Inc.(g)	USD	3.88%	08/01/22	76,000	73,123
Sirius XM Radio, Inc.(g)	USD	5.00%	08/01/27	625,000	573,437
SM Energy Co.	USD	5.00%	01/15/24	95,000	83,125
SM Energy Co.	USD	5.63%	06/01/25	625,000	546,875
Sophia LP / Sophia Finance, Inc.(g)	USD	9.00%	09/30/23	250,000	251,250
Sprint Corp.	USD	7.88%	09/15/23	615,000	632,681
SPX FLOW, Inc.(g)	USD	5.88%	08/15/26	250,000	233,750
SRC Energy, Inc.	USD	6.25%	12/01/25	387,000	323,145
SRS Distribution, Inc.(g)	USD	8.25%	07/01/26	614,000	564,879
Stevens Holding Co., Inc.(g)	USD	6.13%	10/01/26	58,000	57,420
Summit Materials LLC / Summit Materials Finance Corp.(g)	USD	5.13%	06/01/25	288,000	262,800
Talos Production LLC / Talos Production Finance, Inc., Series WI	USD	11.00%	04/03/22	705,000	679,444
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.(g)	USD	6.75%	06/01/25	374,000	347,820
Titan Acquisition Ltd. / Titan Co-Borrower LLC(g)	USD	7.75%	04/15/26	786,000	673,995
T-Mobile USA, Inc.	USD	6.38%	03/01/25	1,125,000	1,141,830
T-Mobile USA, Inc.	USD	6.50%	01/15/26	250,000	255,625
TransDigm, Inc.	USD	6.38%	06/15/26	265,000	247,444
TransDigm, Inc.	USD	6.50%	07/15/24	115,000	112,269
TransDigm, Inc.	USD	6.50%	05/15/25	107,000	102,586
TriMas Corp.(g)	USD	4.88%	10/15/25	184,000	170,085
Ultra Resources, Inc.(g)	USD	6.88%	04/15/22	178,000	64,080
Ultra Resources, Inc.(g)	USD	7.13%	04/15/25	325,000	104,000
United Continental Holdings, Inc.	USD	5.00%	02/01/24	682,000	664,950
United Rentals North America, Inc.	USD	5.50%	05/15/27	625,000	581,250
Venator Finance Sarl / Venator Materials LLC(g)	USD	5.75%	07/15/25	502,000	404,110
ViaSat, Inc.(g)	USD	5.63%	09/15/25	220,000	203,500
W/S Packaging Holdings, Inc.(g)	USD	9.00%	04/15/23	500,000	498,750
Wabash National Corp.(g)	USD	5.50%	10/01/25	625,000	538,281

See Notes to Consolidated Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Wind Tre SpA(g)	USD	5.00%	01/20/26	375,000	$310,785
XPO Logistics, Inc.(g)	USD	6.50%	06/15/22	384,000	382,080
Zayo Group LLC / Zayo Capital, Inc.(g)	USD	5.75%	01/15/27	500,000	447,500
Zayo Group LLC / Zayo Capital, Inc.	USD	6.38%	05/15/25	500,000	466,875
Ziggo Bond Co. BV(g)	USD	6.00%	01/15/27	545,000	478,238
TOTAL CORPORATE BONDS
(Cost $55,113,894)					50,679,992

CONVERTIBLE CORPORATE BONDS (0.12%)(f)
Whiting Petroleum Corp.	USD	1.25%	04/01/20	245,000	232,239
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $235,010)					232,239

COLLATERALIZED LOAN OBLIGATIONS (7.67%)
DEBT (3.44%)(a)(g)
ALM XII, Ltd., Series 2018-12A	USD	3M US L + 1.65%	04/16/27	300,000	290,223
ARES XLVII CLO, Ltd., Series 2018-47A	USD	3M US L + 5.50%	04/15/30	300,000	270,341
Atrium, Series 2017-12A	USD	3M US L + 0.83%	04/22/27	300,000	296,939
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	USD	3M US L + 5.95%	11/15/30	300,000	277,589
Carlyle Global Market Strategies, Ltd., Series 2018-3RA	USD	3M US L + 1.05%	07/27/31	500,000	490,251
Carlyle US CLO 2016-4, Ltd., Series 2018-4A	USD	3M US L + 5.40%	10/20/27	400,000	363,559
CIFC Funding 2013-I, Ltd., Series 2017-1A	USD	3M US L + 6.65%	07/16/30	300,000	287,090
Dryden, Ltd., Series 2018-58A	USD	3M US L + 0.50%	07/17/31	12,500	12,500
Dryden, Ltd., Series 2018-58A	USD	3M US L + 1.00%	07/17/31	500,000	488,994
Dryden, Ltd., Series 2018-53A	USD	3M US L + 1.12%	01/15/31	250,000	246,347
Madison Park Funding, Ltd., Series 2018-30A	USD	3M US L + 0.75%	04/15/29	300,000	293,100
Magnetite, Ltd., Series 2018-15A	USD	3M US L + 1.01%	07/25/31	250,000	244,549
Neuberger Berman CLO XXII, Ltd., Series 2018-22A	USD	3M US L + 6.06%	10/17/30	300,000	274,374
Sound Point CLO II, Ltd., Series 2018-1A	USD	3M US L + 5.50%	01/26/31	300,000	266,885
Symphony CLO XIX, Ltd., Series 2018-19A	USD	3M US L + 5.20%	04/16/31	300,000	264,652
Symphony CLO XV, Ltd., Series 2018-15A	USD	3M US L + 6.33%	01/17/32	1,000,000	950,000
Symphony CLO XX, Ltd., Series 2019-20A(c)	USD	L + 6.29%	01/16/32	400,000	372,000
THL Credit Wind River, Series 2014-1A	USD	3M US L + 1.05%	07/18/31	500,000	488,858
Voya 2018-4a E Voya 2018-4a E(c)	USD	L + 6.30%	01/15/32	600,000	576,000
					6,754,251

EQUITY (4.23%)(g)(h)
ARES L CLO, Ltd., Series 2018-50A	USD	15.05%	01/15/32	700,000	504,029
CARLYLE US CLO 2017-5, Ltd., Series 2017-5A	USD	8.86%	01/20/30	700,000	633,256
CIFC Funding 2018-II, Ltd., Series 2018-2A	USD	11.93%	04/20/31	300,000	269,556
CIFC Funding, Ltd., Series 2018-1A	USD	12.12%	04/18/31	200,000	186,720
Dryden 40 Senior Loan Fund, Series 2015-40A	USD	9.18%	08/15/31	800,000	483,830
Dryden, Ltd., Series 2018-64A	USD	10.42%	04/18/31	900,000	688,163
Madison Park Funding XXI, Ltd., Series 2016-21A	USD	3.48%	07/25/29	500,000	415,414
Madison Park Funding, Ltd., Series 2017-26A	USD	3.14%	07/29/47	500,000	342,573
Midocean Credit CLO, Ltd., Series 2018-8A	USD	11.24%	02/20/31	300,000	240,215
Octagon Investment Partners 37, Ltd., Series 2018-2A	USD	9.59%	07/25/30	1,000,000	963,305
OZLM XIX, Ltd., Series 2017-19A	USD	8.97%	11/22/30	1,100,000	853,504
Sound Point CLO, Ltd., Series 2017-3A	USD	8.59%	10/20/30	600,000	551,485
Sound Point CLO, Ltd., Series 2018-2A	USD	10.20%	07/26/31	500,000	438,975
Venture CDO, Ltd., Series 2017-30A	USD	9.10%	01/15/31	600,000	502,875
Vibrant CIO VIII, Ltd., Series 2018-8A	USD	10.03%	01/20/31	500,000	415,565
Voya, Ltd., Series 2017-1A	USD	8.79%	04/17/30	505,000	353,294

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	19

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Voya, Ltd., Series 2018-1A	USD	11.05%	04/19/31	500,000	$463,927
					8,306,686
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $15,497,632)					15,060,937

		Shares
COMMON STOCKS (0.00%)(i)(j)
Kosmos Energy, Ltd	USD	363	1,477
Kosmos Energy, Ltd	USD	330	1,142
TOTAL COMMON STOCKS
(Cost $5,501)			2,619

EQUITY INTEREST (1.36%)
Bain Capital Credit CC Fund(b)(k)	USD	22,364	2,567,450
GIACF Grammer Equity Holdings, LLC - Common Stock(b)(i)(l)	USD	50,000	50,000
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)(b)(l)	USD	500	50,000
GIACF Grammer Equity Holdings, LLC - Warrants(b)(i)(l)	USD	10,151	–
TOTAL EQUITY INTEREST
(Cost $2,732,093)			2,667,450

EXCHANGE TRADED FUNDS (2.88%)
Invesco Senior Loan ETF	USD	130,321	2,838,391
iShares iBoxx High Yield Corporate Bond ETF	USD	34,799	2,822,199
TOTAL EXCHANGE TRADED FUNDS
(Cost $6,005,778)			5,660,590

TOTAL INVESTMENTS (92.01%)
(Cost $189,424,636)			$180,557,863

Other Assets In Excess Of Liabilities (7.99%)			15,676,110
NET ASSETS (100.00%)			$196,233,973

Libor Rates:

1M US L - 1 Month US LIBOR as of December 31, 2018 was 2.50%

2M US L - 2 Month US LIBOR as of December 31, 2018 was 2.61%

3M US L - 3 Month US LIBOR as of December 31, 2018 was 2.81%

6M US L - 6 Month US LIBOR as of December 31, 2018 was 2.88%

1M EUR L - 1 Month EURIBOR as of December 31, 2018 was -0.41%

3M EUR L - 3 Month EURIBOR as of December 31, 2018 was -0.36%

6M EUR L - 6 Month EURIBOR as of December 31, 2018 was -0.30%

1M GBP L - 1 Month GBP LIBOR as of December 31, 2018 was 0.73%

3M GBP L - 3 Month GBP LIBOR as of December 31, 2018 was 0.91%

6M GBP L - 6 Month GBP LIBOR as of December 31, 2018 was 1.03%

3M CDOR - 3 Month CDOR as of December 31, 2018 was 2.31%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	This investment is classified as a Level 3 asset, and such classification was a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs (see note 2).

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2018

(c)	All or a portion of this position has not settled as of December 31, 2018. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate (“LIBOR” or “L”) or Euro Interbank Offered Rate (“EURIBOR” or “EUR L”) or British Pound Sterling Interbank Offered Rate (“GBP LIBOR or “GBP L”); the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.
(d)	A portion of this position or the entire position was not funded as of December 31, 2018. The Fund had approximately $1,700,912 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Schedule of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.
(e)	Security is in default and therefore is non-income producing.
(f)	Fixed rate security.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the aggregate market value of those securities was $52,790,622, representing 26.90% of net assets.
(h)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Fund's CLO equity positions are updated at least once a quarter. The estimated yield and investment cost may ultimately not be realized.
(i)	Non-income producing security.
(j)	These assets are subject to certain legal restrictions and as such the Fund is restricted from selling or otherwise disposing of these assets (including sales pursuant to Rule 144A) for a certain period of time.
(k)	The Fund's interest in this investment is held through a wholly owned subsidiary of the Fund, GIACF Alternative Holdings, LLC (the “NPL SPV”), a Cayman Islands company formed to effect certain non-performing loan (“NPL”) investments for the Fund.
(l)	The Fund's interest in this investment is held through a wholly owned subsidiary of the Fund, GIACF Equity Holdings, LLC, a single member special purpose vehicle.

Common Abbreviations:

CDOR - Canadian Dollar Offered Rate

EURIBOR - Euro InterBank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnerships

PIK - Payment in Kind

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2018	Fund Delivering	U.S. $ Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Bank of New York	01/14/19	USD	2,270,131	CAD	2,220,132	$49,999
Bank of New York	01/11/19	USD	2,841,932	GBP	2,830,813	11,119
						$61,118
Bank of New York	01/11/19	USD	12,181,182	EUR	12,222,400	(41,218)
						$(41,218)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	21

Griffin Institutional Access Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2018

ASSETS
Investments, at value (Cost $189,424,636)	$180,557,863
Cash	23,798,846
Foreign currency, at value (Cost $2,408,639)	2,422,359
Unrealized appreciation on forward foreign currency contracts	61,118
Receivable for investments sold	1,659,627
Receivable for shares sold	2,333,097
Dividends and interest receivable	1,409,340
Receivable due from Adviser (Note 4)	410,998
Prepaid expenses and other assets	55,232
Total Assets	212,708,480
LIABILITIES
Payable for investments purchased	13,175,381
Shareholder servicing fees payable (Note 4)	8,839
Unrealized depreciation on forward foreign currency contracts	41,218
Administration fees payable (Note 4)	58,883
Transfer agency fees payable (Note 4)	12,642
Distribution fees payable (Note 4)	11,205
Payable for distributions	2,758,535
Chief compliance officer fees payable (Note 4)	17,158
Legal fees payable	36,695
Audit and tax fees payable	238,500
Custody fees payable	30,982
Accrued expenses and other liabilities	84,469
Total Liabilities	16,474,507
NET ASSETS	$196,233,973
NET ASSETS CONSIST OF
Paid-in capital	$204,398,029
Total distributable earnings	(8,164,056)
NET ASSETS	$196,233,973
PRICING OF SHARES
Class A:
Net asset value	$24.01
Net assets	$31,350,261
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,305,814
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$25.47
Class C:
Net asset value and offering	$24.01
Net assets	$18,091,103
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	753,530
Class I:
Net asset value and offering	$24.01
Net assets	$118,119,294
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,919,684
Class L:
Net asset value	$24.01
Net assets	$1,830,585
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	76,255
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.08
Class F:
Net asset value and offering	$24.01
Net assets	$26,842,730
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,117,837

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2018
INVESTMENT INCOME
Dividend income	$126,343
Interest	8,170,833
Total Investment Income	8,297,176

EXPENSES
Investment advisory fees (Note 4)	2,514,730
Administration fees (Note 4)	320,513
Transfer Agency fees (Note 4)	123,452
Shareholder servicing fees (Note 4):
Class A	54,347
Class C	26,230
Class L	763
Distribution fees (Note 4):
Class C	78,691
Class L	2,140
Legal fees	257,749
Audit and tax fees	347,381
Reports to shareholders and printing fees	109,632
State registration fees	64,925
Insurance fees	52,792
Custody fees	46,713
Chief compliance officer fees (Note 4)	150,693
Offering cost (Note 2)	83,178
Trustees' fees (Note 4)	77,536
Other expenses	17,958
Total Expenses	4,329,423
Fees waived/expenses reimbursed by Adviser (Note 4)	(4,329,423)
Net Expenses	–
Net Investment Income	8,297,176
Net realized loss on investments	(384,399)
Net realized gain on forward foreign currency transactions	891,905
Net realized gain on foreign currency translation	23,225
Net realized gain	530,731
Net change in unrealized depreciation on investments	(9,285,073)
Net change in unrealized appreciation on forward foreign currency transactions	32,601
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	41,194
Net change in unrealized depreciation	(9,211,278)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,680,547)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(383,371)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018 23	23

Griffin Institutional Access Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
OPERATIONS:
Net investment income	$8,297,176	$1,567,613
Net realized gain	530,731	37,736
Net change in unrealized appreciation/(depreciation)	(9,211,278)	397,391
Net Increase/(Decrease) in Net Assets Resulting from Operations	(383,371)	2,002,740
DISTRIBUTIONS TO SHAREHOLDERS:
Class A(a)
From distributable earnings	(1,297,741)	(195,865)
Class C(a)
From distributable earnings	(651,188)	(104,149)
Class I(a)
From distributable earnings	(4,527,167)	(729,549)
Class L(a)(b)
From distributable earnings	(53,354)	(7,568)
Class F(a)(c)
From distributable earnings	(1,870,902)	(436,978)
Total Distributions to Shareholders	(8,400,352)	(1,474,109)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	23,340,677	14,979,001
Distributions reinvested	566,653	100,857
Shares redeemed	(4,860,061)	(36,689)
Transferred out	(924,029)	(507,511)
Class C
Shares sold	13,779,726	7,102,320
Distributions reinvested	355,609	61,626
Shares redeemed	(1,978,168)	–
Transferred out	–	(506,599)
Class I
Shares sold	87,592,441	42,883,835
Distributions reinvested	2,019,662	442,561
Shares redeemed	(9,893,290)	(916,892)
Transferred in	923,862	–
Class L(b)
Shares sold	1,341,314	4,334
Distributions reinvested	43,008	7,416
Shares redeemed	–	–
Transferred in	–	506,599
Class F(c)
Shares sold	5,387	38,863,613
Distributions reinvested	297,733	24,326
Shares redeemed	(10,221,265)	(1,416,669)
Transferred in	167	507,511
Net Increase in Net Assets Derived from Beneficial Interest Transactions	102,389,426	102,099,639
Net increase in net assets	93,605,703	102,628,270
NET ASSETS:
Beginning of period	102,628,270	–
End of period	$196,233,973	$102,628,270 (d)

See Notes to Consolidated Financial Statements.

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Griffin Institutional Access Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	576,344	–
Shares sold	938,036	593,898
Distributions reinvested	22,989	3,994
Shares redeemed	(194,627)	(1,449)
Transferred out	(36,928)	(20,099)
Net increase in shares outstanding	729,470	576,344
Ending shares	1,305,814	576,344
Class C
Beginning shares	264,046	–
Shares sold	554,312	281,702
Distributions reinvested	14,432	2,440
Shares redeemed	(79,260)	–
Transferred out	–	(20,096)
Net increase in shares outstanding	489,484	264,046
Ending shares	753,530	264,046
Class I
Beginning shares	1,683,407	–
Shares sold	3,512,938	1,702,079
Distributions reinvested	81,941	17,528
Shares redeemed	(395,516)	(36,200)
Transferred in	36,914	–
Net increase in shares outstanding	3,236,277	1,683,407
Ending shares	4,919,684	1,683,407
Class L(b)
Beginning shares	20,563	–
Shares sold	53,946	172
Distributions reinvested	1,746	293
Shares redeemed	–	–
Transferred in	–	20,098
Net increase in shares outstanding	55,692	20,563
Ending shares	76,255	20,563
Class F(c)
Beginning shares	1,511,761	–
Shares sold	215	1,546,583
Distributions reinvested	12,030	963
Shares redeemed	(406,183)	(55,884)
Transferred in	14	20,099
Net increase/(decrease) in shares outstanding	(393,924)	1,511,761
Ending shares	1,117,837	1,511,761

(a)	For the prior period ended December 31, 2017, total distributions (other than return of capital) consisted of Net Investment Income of $195,865, $104,149, $729,549, $7,568, and $436,978 for share Class A, Class C, Class I, Class L and Class F, respectively. There were no Net Realized Gains for all classes.

(b)	The Fund's Class L shares commenced operations on September 5, 2017.

(c)	The Fund's Class F shares commenced operations on September 25, 2017.

(d)	Including accumulated net investment income of $73,667 for the period ended December 31, 2017.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	25

Griffin Institutional Access Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2018
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(383,371)
Purchase of investments	(160,630,379)
Proceeds from sales	72,684,669
Net realized loss on investments	384,399
Net change in unrealized depreciation on investments	9,285,073
Net change in unrealized appreciation on forward foreign currency contracts	(32,601)
Discount and premiums amortized	260,427
(Increase)/Decrease in Assets:
Dividends and interest receivable	(653,015)
Receivable due from adviser	(102,711)
Prepaid offering costs	83,178
Prepaid expenses and other assets	(44,306)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	1,458
Investment advisory fees payable	(154,832)
Administration fees payable	24,924
Transfer agency fees payable	(14,165)
Distribution fees payable	7,061
Chief compliance officer fees payable	8,176
Trustees' fees payable	(15,404)
Legal fees payable	(4,668)
Audit and tax fees payable	128,602
Custody fees payable	13,815
Insurance fees payable	(7,653)
Accrued expenses and other liabilities	79,303
Net cash used for operating activities	(79,082,020)

Cash Flows from Financing Activities:
Proceeds from shares sold	125,130,024
Payment on shares redeemed	(26,952,784)
Cash distributions paid	(3,355,545)
Net cash provided by financing activities	94,821,695

Effect of exchange rates on cash	13,600

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	15,753,275

Cash and foreign currency, beginning of period	$10,467,930
Cash and foreign currency, end of period	$26,221,205

Non-cash financing activities not included herein consist of reinvestment of distributions of:	3,282,665

See Notes to Consolidated Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.52		0.92
Net realized and unrealized gain/(loss)	(1.27)		0.16
Total from investment operations	0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(1.54)		(0.78)
Total distributions	(1.54)		(0.78)

Net increase/(decrease) in net asset value	(1.29)		0.30
Net asset value, end of period	$24.01		$25.30
TOTAL RETURN(c)	0.93%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$31,350		$14,581
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.32%		5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	6.09%		4.86	%(d)

Portfolio turnover rate(g)	56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	27

Griffin Institutional Access Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.52		0.91
Net realized and unrealized gain/(loss)	(1.27)		0.17
Total from investment operations	0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(1.54)		(0.78)
Total distributions	(1.54)		(0.78)

Net increase/(decrease) in net asset value	(1.29)		0.30
Net asset value, end of period	$24.01		$25.30
TOTAL RETURN(c)	0.94%		4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,091		$6,681
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.07%		6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	6.12%		4.83	%(d)

Portfolio turnover rate(g)	56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

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Griffin Institutional Access Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.52		0.90
Net realized and unrealized gain/(loss)	(1.27)		0.19
Total from investment operations	0.25		1.09

DISTRIBUTIONS:
From net investment income(b)	(1.54)		(0.79)
Total distributions	(1.54)		(0.79)

Net increase/(decrease) in net asset value	(1.29)		0.30
Net asset value, end of period	$24.01		$25.30
TOTAL RETURN(c)	0.95%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$118,119		$42,593
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.07%		5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	6.12%		4.78	%(d)

Portfolio turnover rate(g)	56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	29

Griffin Institutional Access Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2018		For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.53		0.40
Net realized and unrealized gain/(loss)	(1.28)		0.06
Total from investment operations	0.25		0.46

DISTRIBUTIONS:
From net investment income(b)	(1.54)		(0.37)
Total distributions	(1.54)		(0.37)

Net increase/(decrease) in net asset value	(1.29)		0.09
Net asset value, end of period	$24.01		$25.30
TOTAL RETURN(c)	0.94%		1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,831		$520
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)	0	%(e)
Ratio of net investment income to average net assets	6.14%		4.88	%(d)

Portfolio turnover rate(f)	56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2018		For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.50		0.32
Net realized and unrealized gain/(loss)	(1.26)		0.03
Total from investment operations	0.24		0.35

DISTRIBUTIONS:
From net investment income(b)	(1.53)		(0.30)
Total distributions	(1.53)		(0.30)

Net increase/(decrease) in net asset value	(1.29)		0.05
Net asset value, end of period	$24.01		$25.30
TOTAL RETURN(c)	0.91%		1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$26,843		$38,254
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)	0	%(e)
Ratio of net investment income to average net assets	5.99%		4.85	%(d)

Portfolio turnover rate(f)	56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2018	31

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s SEC registered investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP, serves as the Fund’s sub-adviser. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S high yield securities, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations, non- performing loans (“NPL”), and collateralized loan obligations.

The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Effective September 29, 2017 Griffin Capital BDC Corp., formerly known as Griffin-Benefit Street Partners BDC Corp. (the “BDC”) transferred all of its assets to the Fund, in exchange for Class F shares of the Fund and the Fund assumed all of the liabilities of the BDC (the “Reorganization”). Class F Shares commenced operations on September 25, 2017 and were offered in conjunction with the Reorganization. Class F shares are no longer offered except for reinvestment of dividends. Class A and L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. An affiliate of the Adviser owns shares in the Fund representing 4.14% of net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holding, LLC – GIACF Alternative Holding, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability agreement dated September 18, 2018. The Fund will remain the sole member and will continue to wholly own and control the NPL Subsidiary. As a wholly owned subsidiary of the Fund, the financial statements of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in the NPL Subsidiary. As of December 31, 2018, total assets of the Fund were $212,708,480 of which $2,567,450 or 1.21% represented net assets of the NPL Subsidiary.

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

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Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Security Valuation – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees (the “Trustees”). The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. In determining the fair value of a security for which there are no readily available market quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, relevant credit market indices, and credit quality. The Adviser and Sub-Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer. The Fund has retained the services of one or more independent third-party valuation specialists to assist the Fair Value Pricing Committee in valuing certain securities.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“the “NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Readily marketable portfolio securities listed on the NYSE are valued at the last sale price as of the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day as determined by a third-party pricing service. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value.

The Adviser will provide the Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Trustees will review any securities valued by the Adviser in accordance with the Fund’s valuation policies and procedures.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | December 31, 2018	33

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$92,748,990	$13,505,046	$106,254,036
Corporate Bonds	–	50,679,992	–	50,679,992
Convertible Corporate Bonds	–	232,239	–	232,239
Collateralized Loan Obligations	–	15,060,937	–	15,060,937
Common Stocks	–	2,619	–	2,619
Equity Interest	–	–	2,667,450	2,667,450
Exchange Traded Funds	5,660,590	–	–	5,660,590
Total	$5,660,590	$158,724,777	$16,172,496	$180,557,863
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$61,118	$–	$61,118
Liabilities:
Forward Foreign Currency Contracts	–	(41,218)	–	(41,218)
Total	$–	$19,900	$–	$19,900

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract's value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of December 31, 2017	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2018	Net change in unrealized appreciation/ (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at December 31, 2018
Bank Loans	$2,357,991	$11,241	$48,147	$(176,530)	$13,740,783	$(2,476,586)	$–	$–	$13,505,046	$(176,865)
Warrants	4,000	–	10,813	(4,000)	–	(10,813)	–	–	–	–
Equity Interest	–	–	(149,285)	(64,643)	6,884,280	(4,002,902)	–	–	2,667,450	(64,643)
	$2,361,991	$11,241	$(90,325)	$(245,173)	$20,625,063	$(6,490,301)	$–	$–	$16,172,496	$(241,508)

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Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2018:

Quantitative Information about Level 3 Fair Value Measurements

				Range
Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Minimum	Maximum	Weighted Average
Bank Loans	$9,568,941	Comparative Yield	Yield	7.00%	12.50%	9.40%
Bank Loans	$3,936,105(i)	Purchase Price	Purchase Price	98.00	98.50	98.12
Equity Interest	$100,000(i)	Purchase Price	Purchase Price	1.00	100.00	50.50
Equity Interest	$2,567,450	Recent Transaction	Recent Transaction Price	100	100	100

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield	Decrease	Increase
Purchase Price	N/A	N/A
Recent Transaction Price	N/A	N/A

(i)	Investments acquired during the quarter ended December 31, 2018.

The valuation technique and significant input used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Comparative Yield: a valuation technique that determines fair value of an investment based upon an assessment of expected market yields of other businesses of similar size in the same industry.

Generally, new investments not valued by an independent pricing service are ordinarily held at purchase price initially until the investment has been held by the Fund for a full quarter. Based upon a determination by the Sub-Adviser, the investment may be transitioned to an independent third-party valuation specialist to assist the Fair Value Pricing Committee in determining the application of a valuation methodology at the next valuation date. The Fair Value Pricing Committee will meet if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Annual Report | December 31, 2018	35

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the year ended December 31, 2018, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At December 31, 2018, the Fund had $1,700,912 at par value in unfunded loan commitments.

Discounts and Premiums – Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for paid-in-kind (“PIK”) interest and the accretion of discounts and amortization of premiums.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

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Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the year ended December 31, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of December 31, 2018:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$61,118	Unrealized depreciation on forward foreign currency contracts	$(41,218)
Total		$61,118		$(41,218)

Forward foreign currency contracts average monthly notional value during the year ended December 31, 2018 is $26,540,917.

The effect of forward foreign currency contracts on the Consolidated Statement of Operations for the year ended December 31, 2018:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$891,905	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$32,601
Total		$891,905		$32,601

Annual Report | December 31, 2018	37

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

4.  ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2019, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed.

In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has waived or absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived.

During the year ended December 31, 2018, fees waived and reimbursed expenses to the Fund by the Adviser totaled:

Fees Waived/Reimbursed By Adviser
Griffin Institutional Access Credit Fund	$(4,329,423)

Sub-advisory services are provided to the Fund pursuant to an agreement between the Fund, Adviser and Sub-Adviser. Under the terms of the investment sub-advisory agreement, the Adviser compensates the Sub-Adviser based on the Fund’s average daily net assets.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services

Ryan Del Giudice of Griffin Capital Company, LLC serves as the Chief Compliance Officer to the Fund. Separately, Cipperman Compliance Services, LLC provides various compliance services to the Fund pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares and Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.25% of the Fund’s average daily net assets attributable to Class C shares and Class L shares, respectively, payable on a monthly basis. For the year ended December 31, 2018, Class C shares and Class L shares incurred distribution fees of $78,690 and $2,140, respectively. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the year ended December 31, 2018, Class A, Class C and Class L shares incurred shareholder servicing fees of $54,347, $26,230 and $763, respectively. Class I shares are not currently subject to a shareholder services fee.

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Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

Officer and Trustee Compensation

Each ”non-interested” Trustee receives $5,000 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending meetings. The chair of the Fund’s Audit Committee receives an additional $10,000 annually. None of the executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2018 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Credit Fund	$167,423,351	$72,743,449

6.  TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the annual report.

For the year ended December 31, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Griffin Institutional Access Credit Fund	$(149,183)	$149,183

The reclassifications were primarily related to excise taxes paid and tax adjustments for controlled foreign corporations.

The tax character of distributions paid for the period ended December 31, 2017, and the year ended December 31, 2018 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2018	$8,400,352	$–	$–
2017	1,474,109	$–	–

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
Griffin Institutional Access Credit Fund	$1,246,688	$(315,568)	$(180,585)	$(8,914,591)	$(8,164,056)

Annual Report | December 31, 2018	39

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

As of December 31, 2018, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Credit Fund	$435,882	$(9,287,070)	$(63,403)	$(8,914,591)	$189,668,188

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, wash sales, forward contracts and passive foreign investment companies.

Capital loss carryovers used during the year ended December 31, 2018 were $34,286.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

Fund Name	Short Term	Long Term
Griffin Institutional Access Credit Fund	$315,568	$–

7.  REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the year ended December 31, 2018, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. With regard to the Repurchase Pricing Date on February 5, 2018, the Trustees increased the number of shares available for repurchase by the Fund. With regard to each of the quarterly repurchase offers for the year ended December 31, 2018, all repurchase requests received by the Fund were fully honored. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 27, 2017	March 30, 2018	June 29, 2018	September 28, 2018
Repurchase Request Deadline	February 5, 2018	May 2, 2018	August 3, 2018	November 6, 2018
Repurchase Pricing Date	February 5, 2018	May 2, 2018	August 3, 2018	November 6, 2018
Amount Repurchased	$7,857,065	$3,579,413	$8,396,285	$7,120,021
Shares Repurchased	310,679	142,955	335,619	286,332

8.  RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Foreign Exchange Rate Risk Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

Direct Origination Risk A portion of the Fund’s investment may be originated by certain affiliates of the Sub-Adviser, subject to the conditions of the Fund’s exemptive relief. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective. Additionally, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Annual Report | December 31, 2018	41

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Valuation of Private Investments While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments are not publicly traded, and the Fund will use a third-party pricing service to provide pricing information for certain private investments. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Certain of the Fund’s investments will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures. This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. The Fund has retained the services of one or more independent service providers to review the valuations of certain of these securities. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

Liquidity of Investments Risk The lack of an established, liquid secondary market for a certain portion of the Fund’s investments may have an adverse effect on the market value of the Fund’s investments and the Fund’s ability to dispose of them. Additionally, certain investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, Fund assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. Therefore, no assurance can be given that the Fund can dispose of a particular investment at its prevailing fair value. A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund because they were acquired in a "private placement" or similar transaction or because the Fund is deemed to be an affiliate of the issuer of such securities. The Fund will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject the Fund to additional potential liability.

Non-Performing Loans Risk Fund investments effected by the NPL Subsidiary are expected to include investments in non-performing and sub-performing loans which involve workout negotiations, restructuring and the possibility of foreclosure. These processes are lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligation of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks and returns on such investments may not be realized for a considerable period of time.

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

42	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Annual Report | December 31, 2018	43

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Cybersecurity Risk Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

9.  ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund’s adoption of the amendments, effective with the consolidated financial statements prepared as of December 31, 2018, had no effect on the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Fund.

10. SEC REGULATIONS

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. The Fund’s adoption of those amendments, effective with the consolidated financial statements prepared as of December 31, 2018, had no effect on the Fund’s net assets or results of operations.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

The Fund completed a quarterly repurchase offer on February 6, 2019, which resulted in 246,033 Fund shares being repurchased for $6,054,878.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2018

Griffin Capital Credit Advisor, LLC (the "Adviser") supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a February 19, 2019 meeting of the Fund’s Board of Trustees (the "Trustees"), a majority of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended, the Trustees approved the continuation of the Investment Advisory Agreement for a one-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided by the Adviser; (iv) the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.

BCSF Advisors, LP (“BCSF”), an affiliate of Bain Capital Credit, LP, provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees, a majority of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended, on February 19, 2019, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by BCSF; (ii) the investment performance of the Fund and BCSF; (iii) the costs of the services provided by BCSF; (iv) the profits to be realized by BCSF and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Annual Report | December 31, 2018	45

Griffin Institutional Access Credit Fund	Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees and Shareholders of
Griffin Institutional Access Credit Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Griffin Institutional Access Credit Fund and its subsidiaries (the "Fund") as of December 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period April 3, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period April 3, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, MA
February 27, 2019

We have served as the auditor of one or more investment companies in Griffin Capital Credit Advisor, LLC since 2017.

46	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Additional Information

December 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at https://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | December 31, 2018	47

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2018 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick Age: 44	Trustee Since 2017	Managing Director and Founder, Triloma Financial Group (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-2014; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker- dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	2	Griffin Institutional Access Real Estate Fund, 2014-Present; Class of 1938 Foundation (nonprofit), 1996-present.
Robb Chapin Age: 57	Trustee Since 2017	Chief Executive Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013-present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	2	Griffin Institutional Access Real Estate Fund, 2014-Present; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013-present.
Ira Cohen Age: 59	Trustee Since 2017	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Griffin Institutional Access Real Estate Fund, 2014-Present; Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (5 portfolios), 2014-present.

48	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2018 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: 60	President and Trustee Since 2017	Chairman and Chief Executive Officer of Griffin Capital Company, LLC; Chief Executive Officer of Griffin Capital Credit Advisor, LLC; Chairman and Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin Capital BDC Corp.; Executive Chairman, and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Chief Executive Officer of Griffin Capital Essential Asset REIT II, Inc.	2	President and Director, Griffin Institutional Access Real Estate Fund, 2014-Present; Chairman, Griffin Capital Company, LLC, 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014-present; Director., Griffin Capital BDC Corp., 2014-2017.
Randy Anderson Age: 50	Executive Vice President, Secretary and Trustee Since 2017	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin Capital BDC Corp.	2	Trustee, Executive Vice President and Secretary, Griffin Institutional Access Real Estate Fund, 2014-Present.
Joseph Miller Age: 55	Treasurer Since 2017	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin Capital BDC Corp.	N/A	Treasurer, Griffin Institutional Access Real Estate Fund, 2014-Present.
Ryan Del Giudice Age: 28	Chief Compliance Officer Since 2018	Chief Compliance Officer, Griffin Capital Advisor, LLC, 2018-present; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC, 2018-present; Griffin Capital Company, LLC, 2017-present; Vice President, Cipperman Compliance Services, LLC, 2015-2017; Manager, Cipperman Compliance Services, LLC, 2013-2015.	N/A	Chief Compliance Officer, Griffin Institutional Access Real Estate Fund, 2018-Present.
Matthew Shafroth Age: 36	Assistant Treasurer Since 2018	Fund Controller, ALPS Fund Services, Inc., 2018-present. Assistant Fund Controller, ALPS Fund Services, Inc., 2013-2018.	N/A	Assistant Treasurer, Griffin Institutional Access Real Estate Fund, 2018-Present.

Annual Report | December 31, 2018	49

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2018 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (continued)
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Howard S. Hirsch Age: 53	Vice President and Assistant Secretary Since 2017	Chief Legal Officer, Griffin Capital Essential Asset REIT, Inc., 2018 – present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and General Counsel – Securities, Griffin Capital Company, LLC, 2014-2018; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2014-2018; Vice President and Secretary; Griffin Capital BDC Corp., 2014-2017; Vice President, Griffin Capital BDC Advisor, LLC, 2014-2017; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.	N/A	Vice President and Assistant Secretary, Griffin Institutional Access Real Estate Fund, 2015-Present.
Christopher Moore Age: 34	Assistant Secretary Since 2017	Vice President and Senior Counsel of ALPS Fund Services, Inc. since 2016. Prior to joining ALPS, Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. CPA for Ernst & Young from 2007-2009 and an Internal auditor for JSJ Inc. in 2007.	N/A	Vice-President and Secretary, Boulder Growth and Income Fund, 2018-present; Secretary, RiverNorth Opportunities Fund, 2017-present; Assistant Secretary, Griffin Institutional Access Real Estate Fund, 2016- present; Assistant Secretary, RiverNorth Opportunistic Municipal Income Fund, 2018-present.

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Griffin Institutional Access Credit Fund and the Griffin Institutional Access Real Estate Fund.

50	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Privacy Policy

December 31, 2018 (Unaudited)

Your privacy is important to the Fund. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Annual Report | December 31, 2018	51

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

© 2019 Griffin Institutional Access Credit Fund.
All rights reserved.

GCC000284 | Exp. 02.28.20

GIACX-BD4984 (0219)

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as exhibit 13(A)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant’s Audit Committee Financial Expert. Mr. Cohen is “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended December 31, 2017 and December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $124,300 and $166,000[1], respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended December 31, 2017 and December 31, 2018, no fees were billed for assurance and related services by the principal accountant that would otherwise be reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report.

(c)	Tax Fees: For the registrant’s last two fiscal years ended December 31, 2017 and December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $42,745 and $72,500[2], respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended December 31, 2017 and December 31, 2018, there were no other fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, provided by the principal accountant.

(e)	(1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	For the registrant’s last two fiscal years ended December 31, 2017 and December 31, 2018, there were no non-audit fees for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

[1]	2018 Audit fees are based on estimated costs.

[2]	2018 Tax fees are based on estimated costs.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

Griffin Capital Credit Advisor, LLC, (the” Adviser”), as a matter of policy and as a fiduciary to the Griffin Institutional Access Credit Fund (the “Fund”), has the responsibility for voting proxies for securities held by the Fund consistent with the best interests of the Fund. The Adviser has delegated the voting responsibility for the Fund’s sub-adviser, BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP. The Sub-Adviser maintains written policies and procedures as to the handling, voting and reporting of proxies. The Adviser shall cause the Fund to make appropriate disclosures about the Fund’s proxy policies and practices and the availability of the Fund’s proxy voting record.

Background & Description

In general, proxy voting is an important right of Fund shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly exercised on a timely basis.

SEC registered investment advisers who exercise voting authority over client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser’s proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

The Sub-Adviser is responsible for exercising voting authority over securities held by the Fund consistent with the Fund’s best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the Fund. The Sub-Adviser maintains proxy voting policies and procedures consistent with SEC Rule 206(4)-6 of the Advisers Act.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser and Fund’s proxy voting policy, practices, disclosures and recordkeeping.

Procedures

The Adviser has adopted procedures to implement the proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following.

General Voting Procedures and Guidelines

The Adviser has delegated the voting responsibility for the Fund to the Sub-Adviser. The Sub-Adviser votes proxies for the Fund in a manner consistent with its proxy voting policies and procedures, and any written instructions from the Adviser or the Fund. As a fiduciary, the Sub-Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of its clients, including the Fund, and not to subrogate client interests to its own interests. To meet its fiduciary obligations, the Sub-Adviser seeks to ensure that its votes proxies in the best interest of its clients, including the Fund, and address how it will resolve any conflict of interest that may arise when voting proxies.

The Sub-Adviser intends to vote proxies on behalf of the Fund either in accordance with management recommendations, or otherwise in the best interests of the Fund, taking into account such factors as it deems relevant in its sole discretion. Upon receipt of a proxy request, the Sub-Adviser’s operations department contacts the senior investment professional responsible for the issuer. The senior investment professional reviews the information, determines what is in the best interests of the Fund and ensures the vote is completed in a timely manner. The Sub-Adviser’s proxy voting policy is designed to ensure that if a material conflict of interest is identified in connection with a particular proxy vote, that the vote is not improperly influenced by the conflict. Conflicts of interest will arise from time to time in relation to proxy voting requirements. The Sub-Adviser shall monitor all proxies for any potential conflicts of interest. If a material conflict of interest arises, the Sub-Adviser will determine what is in the best interests of the Fund and will seek to take appropriate steps to eliminate any such conflict.

The Adviser expects the Sub-Adviser to vote proxies according to its stated proxy voting policy and in the best interest of shareholders. The Sub-Adviser may refrain from voting Fund proxies if:

●	the voting materials are not received in sufficient time to allow proper analysis or an informed vote by the voting deadline; and

●	it determines the cost of voting will likely exceed the expected potential benefit to the Fund; or the securities are of a de minimis amount

The Sub-Adviser must notify the Adviser of votes contrary to its general guidelines and document the rationale for any such vote, votes on non-routine matters and instances where the Sub-Adviser refrains from voting. The Sub-Adviser provides the Adviser and Fund with periodic reporting related to its proxy voting practices, votes cast and any votes which are voted contrary to its respective guidelines.

Conflicts of Interest

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. The Sub-Adviser is responsible for identifying, prior to each proxy vote, material actual or potential conflicts between its interests, its affiliates, or employees and the interests of the Fund. A conflict between the Sub-Adviser and any client, including the Fund, can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

●	undue influence upon the Sub-Adviser or its affiliates, whether exerted by an internal or external party (such as agents of the issuer);

●	A failure to vote in favor of a position supported by management may harm the relationship the Sub-Adviser or its client have with the company;

●	A failure to vote in favor of a particular proposal may harm the relationship the Sub-Adviser or a client has with the proponent of the proposal;

●	A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of the Sub-Adviser has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein;

●	existing or prospective clients or other relationships involving the issuer or the executive officers of the issuer (e.g., changes to prospectus, board of directors, etc.); or

●	Conflicts arising from investment positions held by affiliates of the Sub-Adviser.

Form N-PX

The Adviser shall cause the Fund to file an annual report of proxies voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement and annual report to shareholders describing the policy and procedures used by the Adviser to vote proxies on behalf of portfolio securities, including a statement that shareholders may request information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.

The Adviser will also provide a statement in the Fund’s semi-annual report to shareholders notifying shareholders that a description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request. Additionally, the Fund’s semi-annual report will also include a statement notifying shareholders that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request.

Requests for Information

All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with the information requested.

Recordkeeping

The Adviser relies on the Sub-Adviser to maintain proxy voting records in accordance with the SEC’s five-year retention requirements including: (i) the Sub-Adviser’s policy and any amendments; (ii) proxy materials; (iii) a record of each vote that it casts (and any decisions to refrain from voting); (iv) any document created that was material to making a decision how to vote or that memorializes that decision; (v) records reflecting the resolution of conflicts of interest; and (vi) client requests for the policy or proxy voting information, and the firm’s response. The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

●	These policies and procedures and any amendments;

●	The Sub-Adviser’s proxy voting policies and procedures;

●	Each proxy statement that the Adviser receives;

●	A record of each vote that the Adviser casts;

●	A record of votes cast by the Sub-Adviser on behalf of the Fund (form N-PX);

●	Any specific documents prepared or received in connection with a decision on a proxy vote; and

●	A copy of each written request for information on how the Adviser voted such proxies, and a copy of any written response.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Andrew Carlino and Jonathan DeSimone of the Sub-Adviser are the Fund’s portfolio managers. Messrs. Carlino and DeSimone have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2017.

Andrew Carlino. Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit based in Bain Capital Credit’s Boston office. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group and an intelligence officer in the US Air Force. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

Jonathan DeSimone. Mr. DeSimone joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit based in Bain Capital Credit’s Boston office. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he helped lead the establishment of Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth and a B.A. from Georgetown University.

Messrs. Carlino and DeSimone each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.  Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of December 31, 2018, Messrs. Carlino and DeSimone are responsible for the management of the following types of accounts in addition to the Fund (assets values have been estimated):

Other Accounts By Type[1]	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$1,119,192,277	0	$0
Other Pooled Investment Vehicles	4	$4,123,627,024	1	$1,351,013,307
Other Accounts	30	$9,448,902,865	12	$3,197,440,457

[1]	Represents accounts managed by an investment team that includes Messrs. Carlino and DeSimone.

As of December 31, 2018, Messrs. Carlino and DeSimone owned no Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 7, 2019

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	March 7, 2019